                                                                   EXHIBIT 10.47

                  NINTH AMENDMENT TO THE AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


          THIS NINTH AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated April 15, 1999 (this "Amendment") is between TOWER AIR, INC., a Delaware corporation ("Borrower"), the financial institutions listed on the signature page hereof (collectively, the "Lenders") and HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "Heller"), for itself as a Lender and as Agent ("Agent").


                                  WITNESSETH:
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          WHEREAS, Agent, Lenders and Borrower are parties to a certain Amended and Restated Loan and Security Agreement dated as of September 1, 1997 and all amendments thereto (collectively, the "Loan Agreement"); and

          WHEREAS, the parties desire to amend the Loan Agreement subject to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual conditions and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions.  Capitalized terms used in this Amendment,
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unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

          SECTION 2.  Amendment of the Loan Agreement.  The Loan Agreement is
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hereby amended as follows:

          Section 6 is amended by deleting subsection 6.1 in its entirety, effective as of March 31, 1999, and inserting the following in lieu thereof;

          6.1  Tangible Net Worth.  Borrower shall maintain Tangible Net Worth
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equal to at least the amounts indicated for each month during the periods set forth below:

          Period                                        Amount
          ------                                        ------

          March 1999 - June 1999                        $45,000,000
          July 1999 and each month thereafter           $50,000,000

          SECTION 3.  Conditions Precedent to Effectiveness.  The parties hereto
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agree that this Amendment shall not become effective unless and until the following conditions have been met:

          (a) Fee.  Agent shall have received Twenty Five Thousand Dollars
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($25,000) in immediately available funds as an amendment fee, which shall be due, fully earned and payable upon the execution hereof and which Agent shall charge to the Revolving Loan on the date hereof.

          (b) No Default.  No event shall have occurred and be continuing that
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constitutes or would constitute, with the giving of notice or the passage of time or both, an Event of Default.

          (c) There shall have occurred no material adverse change in the business operations, financial condition, profits or prospects of Borrower, or in the Collateral;

          (d) Borrower shall have executed and delivered such other documents and instruments as Lender may require.

          (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

          SECTION 4.  Expenses.  Whether or not the transaction contemplated by
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this Amendment shall be consummated, Borrower agrees to promptly pay all reasonable fees, costs and expenses incurred by Agent and each of the Lenders in connection with any matters contemplated by or arising out of this Amendment or the other Loan Documents including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the
Collateral: (a) fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangement evidenced by this Amendment and the other Loan Documents; and (b) fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation, execution, syndication, and administration of this

Amendment and the other Loan Documents, the Loans, and any amendments, waivers, consents, forbearances and other modifications relating thereto or any subordination or intercreditor agreements.

          SECTION 5.  Corporate Action.  The execution, deliver, and performance
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of the Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

          SECTION 6.  Ratification; References to Loan Agreement.  The terms and
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provisions of this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement. Except as amended hereby, the Loan Agreement continues and shall remain in full force and effect in all respects. From and after the date of this Amendment, each and every reference in the Loan Agreement to "this Loan Agreement," "this Agreement," "herein," "hereof" or similar words and phrases or any word or phrase referring to a section or provision of the Loan Agreement is deemed for all purposes to be a reference to the Loan Agreement or such section or provision as amended pursuant to this Amendment.

          SECTION 7.  Severability; Headings; Amendment.  Any provision of this
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Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Borrower, Agent and Requisite Lenders. The section headings in this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          SECTION 8.  Counterparts; Effectiveness.  This Amendment may be
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executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

          SECTION 9.  References.  Any reference to the Agreement contained in
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any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Fourth Amendment to Loan and Security Agreement to be duly executed on the date first above written.

                          TOWER AIR, INC.,
                          Borrower

                          By: /s/ Morris K. Nachtomi
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                          Chairman, President and Chief Executive officer


                          HELLER FINANCIAL, INC.,
                          Agent and Lender


                          By: /s/ Anthony Vizgirda,
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                              Anthony Vizgirda, Vice President